UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 27, 2008
(October 27, 2008)

PLX TECHNOLOGY, INC.
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(Exact Name of Registrant as Specified in its Charter)

DELAWARE
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(State or Other Jurisdiction of Incorporation)

    000-25699                                                          94-3008334
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           (Commission File Number)                      (I.R.S. Employer Identification No.)

870 W. Maude Avenue, Sunnyvale, California 94085
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(Address of Principal Executive Offices) (Zip Code)

(408) 774-9060
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(Registrant's telephone number, including area code)

Not Applicable
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(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(a) On October 27, 2008, PLX Technology, Inc. (the “Company”) announced the retirement of Michael Salameh as chief executive officer, effective November 3, 2008.  Mr. Salameh served as PLX’s president and chief executive officer since co-founding the Company in 1986.  He will continue as a full-time employee for a short transition period and then continue to serve as a member of the board of directors.

(b) On October 27, 2008, PLX Technology, Inc. (the “Company”) announced the appointment of Ralph Schmitt, age 48, to the position of President and Chief Executive Officer and as a member of the board of directors, effective November 3, 2008.

In 2008 prior to joining the Company, Mr. Schmitt served as an independent consultant with a variety of venture capitalists and acted as chief executive officer of Legend Silicon Corporation, a privately funded Chinese terrestrial Digital TV semiconductor company.  From June 2005 to August 2007, Mr. Schmitt served as the chief executive officer of Sipex, an analog semiconductor company which merged with Exar Corporation, a fabless semiconductor company, in August 2007.  Upon the completion of the merger, he was appointed chief executive officer and a director of Exar, positions he held until the end of 2007.   From 1999 to 2005, Mr. Schmitt was the Executive Vice President of Sales, Marketing and Business Development for Cypress Semiconductor, a seller of a broad range of semiconductor products to global markets.  Mr. Schmitt currently serves on the board of Legend Silicon Corporation.   At various points of his career, he has served on the boards of Cypress subsidiaries and other privately held semiconductor and systems companies.  Mr. Schmitt received his BSEE from Rutgers University and began his career as a Computer and Communications System Hardware Designer.

Pursuant to the terms of an offer letter dated October 15, 2008, Mr. Schmitt will earn a base salary of $350,000, along with a $70,000 sign on bonus.  Mr. Schmitt will not participate in the 2008 Variable Compensation Plan, although he will be eligible to participate in future plans.  Mr. Schmitt will also receive an option to purchase 500,000 shares of the Company’s common stock that will vest over four years, subject to the terms and conditions of the Company’s 2008 Equity Incentive Plan and the approval of the Company’s Board of Directors.

A copy of the offer letter is attached to this report as Exhibit 10.1, and a copy of the press release announcing these changes is attached to this report as Exhibit 99.1.

Item9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number     Description
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10.1	Offer Letter, dated as of October 15, 2008, by and between the Company and Ralph Schmitt.

99.1	Press Release, dated as of October 27, 2008, announcing the retirement of Michael Salameh and the appointment of Ralph Schmitt as president and chief financial officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLX TECHNOLOGY, INC.
(the Registrant)

By:    /s/ ARTHUR WHIPPLE
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        Arthur Whipple
        Chief Financial Officer

Dated:  October 27, 2008